                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  October 22, 1998
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                                  HomeBase, Inc.
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             (Exact name of registrant as specified in its charter)

                                   DELAWARE
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                 (State or other jurisdiction of incorporation)

       1-10259                                             33-0109661
(Commission File number)                          (I.R.S. Employer Identification No.)


Support Center Offices     3345 Michelson Drive,    Irvine, California   92715
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code         (714) 442-5000
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         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.
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     On October 22, 1998, HomeBase, Inc. ("HomeBase") issued a press release in the form attached hereto as Exhibit 99.1. The press release reports HomeBase's announcement that certain technical amendments, in the form attached hereto as
Exhibit 99.2, have been adopted to HomeBase's Rights Agreement. The Rights Agreement was previously filed as Exhibit 4.3 to HomeBase's Registration Statement on Form 10 with the SEC, dated May 12, 1989, as amended to date.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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     c.    Exhibits

     99.1  October 22, 1998 Press Release of HomeBase.

     99.2 October 22, 1998 Amendments to the Rights Agreement, dated as of May 23, 1989, by and between HomeBase and First Chicago Trust Company of New York, formerly Morgan Shareholder Services Trust Company, as Rights Agent.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  October 22, 1998

                              HomeBase, Inc.

                              By  /s/ Allan P. Sherman
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                                Allan P. Sherman
                                President and Chief Executive Officer